------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) August 30, 2005


                                  CWHEQ, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                   333-126790                87-0698310
-----------------------------       ------------           -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

      4500 Park Granada
    Calabasas, California                                         91302
 ----------------------------                                --------------
    (Address of Principal                                       (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


     CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of August 30, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-E.





-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated August 26, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-E.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.


                                 Loan Group 1

               Principal Balances for the Group 1 Mortgage Loans


                                                                             Percent of                     Weighted
                                             Aggregate                       Aggregate        Average       Average
                                             Principal        Number of      Principal        Current        Gross
                                              Balance         Mortgage        Balance        Principal      Mortgage
    Range of Principal Balances ($)         Outstanding         Loans       Outstanding       Balance         Rate
--------------------------------------   -----------------  -------------  --------------  -------------  ------------
        0.01 -    10,000.00.......       $      12,201,008       1,884           1.41%     $     6,476         7.423%
   10,000.01 -    20,000.00.......              74,564,896       4,719           8.60           15,801         8.005
   20,000.01 -    30,000.00.......             162,961,305       6,319          18.80           25,789         7.982
   30,000.01 -    40,000.00.......             159,501,341       4,557          18.40           35,001         8.022
   40,000.01 -    50,000.00.......             127,212,116       2,808          14.67           45,303         7.876
   50,000.01 -    60,000.00.......             108,191,148       1,961          12.48           55,171         7.870
   60,000.01 -    70,000.00.......              84,441,480       1,295           9.74           65,206         8.010
   70,000.01 -    80,000.00.......              40,238,681         539           4.64           74,654         7.741
   80,000.01 -    90,000.00.......              26,373,689         308           3.04           85,629         7.922
   90,000.01 -   100,000.00.......              32,948,391         339           3.80           97,193         7.521
  100,000.01 -   125,000.00.......              19,861,916         178           2.29          111,584         7.879
  125,000.01 -   150,000.00.......              14,292,725         102           1.65          140,125         7.503
  150,000.01 -   175,000.00.......               3,010,683          19           0.35          158,457         7.120
  175,000.01 -   200,000.00.......                 751,804           4           0.09          187,951         7.046
  200,000.01 -   225,000.00.......                 202,000           1           0.02          202,000        11.875
  225,000.01 -   250,000.00.......                 242,000           1           0.03          242,000         7.250
                                         -----------------  -------------  --------------
      Total.......................       $     866,995,183      25,034         100.00%
                                         =================  =============  ==============




                                                           Weighted      Weighted
                                            Weighted       Average       Average
                                            Average         Credit       Combined
                                           Remaining     Bureau Risk   Loan-to-Value
    Range of Principal Balances ($)      Term (months)      Score         Ratio
--------------------------------------   -------------  -------------  -------------
        0.01 -    10,000.00.......           293.10           715          80.8%
   10,000.01 -    20,000.00.......           295.27           706          86.5
   20,000.01 -    30,000.00.......           298.00           704          90.1
   30,000.01 -    40,000.00.......           298.83           707          91.1
   40,000.01 -    50,000.00.......           299.78           706          90.6
   50,000.01 -    60,000.00.......           299.48           707          91.5
   60,000.01 -    70,000.00.......           298.71           708          92.6
   70,000.01 -    80,000.00.......           300.83           702          86.7
   80,000.01 -    90,000.00.......           300.58           694          85.4
   90,000.01 -   100,000.00.......           299.10           693          81.0
  100,000.01 -   125,000.00.......           298.02           705          84.1
  125,000.01 -   150,000.00.......           298.01           704          79.6
  150,000.01 -   175,000.00.......           297.52           723          84.2
  175,000.01 -   200,000.00.......           298.50           690          67.5
  200,000.01 -   225,000.00.......           298.00           670          83.5
  225,000.01 -   250,000.00.......           298.00           725          77.8

      Total.......................





     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $34,633.


                 Loan Programs for the Group 1 Mortgage Loans


                                                                           Percent of                      Weighted
                                                                            Aggregate       Average        Average
                                            Aggregate        Number of      Principal       Current         Gross
                                        Principal Balance     Mortgage       Balance       Principal       Mortgage
    Description of Loan Programs           Outstanding         Loans       Outstanding      Balance          Rate
------------------------------------   -----------------  ------------   -------------   -------------  ------------
10 Year Draw, 20 Year Repay.......     $      36,162,960           964          4.17%    $    37,513          7.663%
3 Year Draw, 10 Year Repay........                41,842             4          0.00          10,461          9.993
5 Year Draw, 10 Year Repay........               443,290            12          0.05          36,941          8.873
10 Year Draw, 10 Year Repay.......                85,795             2          0.01          42,898          6.578
10 Year Draw, 15 Year Repay (1)...           830,114,987        24,046         95.75          34,522          7.923
15 Year Draw, 0 Year Repay........               103,520             3          0.01          34,507          9.308
15 Year Draw, 10 Year Repay.......                42,788             3          0.00          14,263          6.671
                                       -----------------  ------------   -------------
      Total.......................     $     866,995,183        25,034        100.00%
                                       =================  ============   =============




                                                         Weighted      Weighted
                                          Weighted       Average        Average
                                           Average        Credit       Combined
                                          Remaining    Bureau Risk   Loan-to-Value
    Description of Loan Programs        Term (months)     Score          Ratio
------------------------------------   -------------  -------------  -------------
10 Year Draw, 20 Year Repay.......          359.06          715          93.8%
3 Year Draw, 10 Year Repay........           80.46          696          96.2
5 Year Draw, 10 Year Repay........          170.27          710          83.3
10 Year Draw, 10 Year Repay.......          237.52          697          63.6
10 Year Draw, 15 Year Repay (1)...          296.09          705          89.1
15 Year Draw, 0 Year Repay........          151.00          706          98.1
15 Year Draw, 10 Year Repay.......          269.98          728          69.1

      Total.......................




--------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                   Loan Rates for the Group 1 Mortgage Loans


                                                                           Percent of                     Weighted
                                                                           Aggregate        Average       Average
                                           Aggregate        Number of      Principal        Current        Gross
                                       Principal Balance     Mortgage       Balance        Principal      Mortgage
      Range of Loan Rates (%)             Outstanding         Loans       Outstanding       Balance         Rate
-----------------------------------   -----------------  -------------  --------------  -------------  ------------
Less than or equal to 3.000.......    $          29,732             1          0.00%     $    29,732         2.990%
    3.501  -   4.000..............           72,688,103         2,310          8.38           31,467         3.990
    4.001  -   4.500..............            1,047,299            26          0.12           40,281         4.380
    4.501  -   5.000..............           34,004,663           908          3.92           37,450         4.874
    5.001  -   5.500..............            7,319,695           199          0.84           36,782         5.254
    5.501  -   6.000..............           23,743,462           746          2.74           31,828         5.988
    6.001  -   6.500..............           79,560,296         2,304          9.18           34,531         6.307
    6.501  -   7.000..............           64,057,842         1,688          7.39           37,949         6.769
    7.001  -   7.500..............           64,822,031         1,718          7.48           37,731         7.329
    7.501  -   8.000..............           58,495,695         1,450          6.75           40,342         7.845
    8.001  -   8.500..............           91,818,871         2,846         10.59           32,262         8.291
    8.501  -   9.000..............          116,699,292         3,376         13.46           34,567         8.775
    9.001  -   9.500..............           49,492,709         1,489          5.71           33,239         9.272
    9.501  -  10.000..............          112,247,547         3,125         12.95           35,919         9.769
   10.001  -  10.500..............           26,630,329           857          3.07           31,074        10.339
   10.501  -  11.000..............           33,920,793         1,046          3.91           32,429        10.811
   11.001  -  11.500..............            8,183,845           265          0.94           30,882        11.383
   11.501  -  12.000..............            5,542,691           188          0.64           29,482        11.853
   12.001  -  12.500..............           12,307,350           383          1.42           32,134        12.347
   12.501  -  13.000..............            3,423,012            90          0.39           38,033        12.661
Greater than 13.000...............              959,926            19          0.11           50,522        13.564
                                      -----------------  -------------  --------------
      Total.......................    $     866,995,183        25,034        100.00%
                                      =================  =============  ==============




                                                         Weighted      Weighted
                                          Weighted       Average        Average
                                          Average         Credit       Combined
                                         Remaining     Bureau Risk   Loan-to-Value
      Range of Loan Rates (%)          Term (months)      Score          Ratio
-----------------------------------   -------------  -------------  -------------
Less than or equal to 3.000.......         299.00           670          89.4%
    3.501  -   4.000..............         299.33           699          83.3
    4.001  -   4.500..............         294.84           690          92.3
    4.501  -   5.000..............         297.60           709          95.3
    5.001  -   5.500..............         299.11           707          95.1
    5.501  -   6.000..............         299.38           714          93.9
    6.001  -   6.500..............         297.48           719          78.8
    6.501  -   7.000..............         299.60           716          77.2
    7.001  -   7.500..............         305.54           701          83.8
    7.501  -   8.000..............         306.10           709          88.7
    8.001  -   8.500..............         297.76           713          91.1
    8.501  -   9.000..............         296.51           723          95.0
    9.001  -   9.500..............         298.22           686          92.4
    9.501  -  10.000..............         296.53           701          97.2
   10.001  -  10.500..............         295.16           695          93.5
   10.501  -  11.000..............         296.43           683          95.3
   11.001  -  11.500..............         290.77           681          94.5
   11.501  -  12.000..............         294.44           667          93.2
   12.001  -  12.500..............         294.67           618          81.0
   12.501  -  13.000..............         295.26           603          75.1
Greater than 13.000...............         294.72           638          89.9

      Total.......................



     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.913%.


     Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans


                                                                          Percent of
                                                                          Aggregate        Average       Weighted
                                           Aggregate        Number of     Principal        Current        Average
    Range of Months Remaining to       Principal Balance    Mortgage       Balance        Principal        Gross
         Scheduled Maturity               Outstanding         Loans      Outstanding       Balance     Mortgage Rate
-----------------------------------   -----------------  -------------  --------------  -------------  -------------
73 - 84...........................    $          20,342             2         0.00%     $    10,171        11.291%
85 - 96...........................               37,512             3         0.00           12,504         9.079
109 - 120.........................               53,253             2         0.01           26,626         8.546
145 - 156.........................               47,241             2         0.01           23,621         9.876
169 - 180.........................              430,305            10         0.05           43,030         8.885
181 - 192.........................               11,958             1         0.00           11,958         8.250
193 - 204.........................              165,743             2         0.02           82,871         6.656
205 - 216.........................              189,591            12         0.02           15,799         7.845
217 - 228.........................            2,192,126           111         0.25           19,749         8.178
229 - 240.........................           11,509,112           502         1.33           22,927         8.755
241 - 252.........................              394,645            17         0.05           23,214         8.436
253 - 264.........................              842,372            34         0.10           24,776         7.158
265 - 276.........................            2,856,908           168         0.33           17,005         7.358
277 - 288.........................            7,666,257           369         0.88           20,776         7.616
289 - 300.........................          804,414,860        22,835        92.78           35,227         7.916
337 - 348.........................               56,644             2         0.01           28,322         7.488
349 - 360.........................           36,106,316           962         4.16           37,533         7.663
                                      -----------------  -------------  --------------
      Total.......................    $     866,995,183        25,034       100.00%
                                      =================  =============  ==============




                                                       Weighted       Weighted
                                        Weighted        Average        Average
                                         Average        Credit        Combined
    Range of Months Remaining to        Remaining     Bureau Risk   Loan-to-Value
         Scheduled Maturity           Term (months)      Score          Ratio
-----------------------------------   -------------  -------------  -------------
73 - 84...........................         73.62          683           97.6%
85 - 96...........................         90.38          703           95.0
109 - 120.........................        110.58          719           79.6
145 - 156.........................        150.52          713           97.5
169 - 180.........................        177.99          708           85.4
181 - 192.........................        183.00          783           77.6
193 - 204.........................        204.00          710           80.0
205 - 216.........................        210.29          700           81.7
217 - 228.........................        223.26          680           81.7
229 - 240.........................        233.89          694           86.0
241 - 252.........................        244.00          709           88.2
253 - 264.........................        259.60          714           87.8
265 - 276.........................        272.48          728           86.3
277 - 288.........................        283.42          718           83.8
289 - 300.........................        297.48          705           89.3
337 - 348.........................        337.60          724           85.1
349 - 360.........................        359.09          715           93.8

      Total.......................



     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 299.

     The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

         Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans


                                                                           Percent of
                                                                            Aggregate       Average       Weighted
                                            Aggregate        Number of      Principal       Current        Average
Range of Combined Loan-to-Value Ratio   Principal Balance    Mortgage        Balance       Principal        Gross
                 (%)                       Outstanding         Loans       Outstanding      Balance     Mortgage Rate
-------------------------------------   -----------------  -------------  --------------  ------------  -------------
   0.01 - 10.00...................      $          24,500            2         0.00%      $    12,250        5.727%
  10.01 - 20.00...................                167,024           11         0.02            15,184        7.660
  20.01 - 30.00...................              1,807,726           54         0.21            33,476        6.684
  30.01 - 40.00...................              4,565,819          157         0.53            29,082        6.536
  40.01 - 50.00...................             10,042,396          326         1.16            30,805        6.729
  50.01 - 60.00...................             22,236,543          639         2.56            34,799        6.487
  60.01 - 70.00...................             60,836,779        1,665         7.02            36,539        6.602
  70.01 - 80.00...................             88,975,463        2,440        10.26            36,465        6.960
  80.01 - 90.00...................            227,198,593        7,905        26.21            28,741        8.364
  90.01 -100.00...................            451,140,338       11,835        52.03            38,119        8.166
                                        -----------------  -------------  --------------
      Total.......................      $     866,995,183       25,034       100.00%
                                        =================  =============  ==============




                                                         Weighted       Weighted
                                          Weighted        Average        Average
                                           Average        Credit        Combined
Range of Combined Loan-to-Value Ratio     Remaining     Bureau Risk   Loan-to-Value
                 (%)                    Term (months)      Score          Ratio
-------------------------------------   -------------  -------------  -------------
   0.01 - 10.00...................          297.39          799            9.3%
  10.01 - 20.00...................          297.04          710           15.5
  20.01 - 30.00...................          296.92          726           25.4
  30.01 - 40.00...................          296.34          716           35.9
  40.01 - 50.00...................          294.98          705           45.7
  50.01 - 60.00...................          296.24          709           55.4
  60.01 - 70.00...................          296.49          699           66.9
  70.01 - 80.00...................          296.29          690           77.6
  80.01 - 90.00...................          297.48          698           88.8
  90.01 -100.00...................          300.16          712           98.4

      Total.......................



     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 89.32%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 1 Mortgage Loans


                                                                        Percent of
                                          Aggregate                     Aggregate        Average        Weighted
                                          Principal       Number of     Principal        Current         Average
                                           Balance        Mortgage       Balance        Principal         Gross
                State                    Outstanding        Loans      Outstanding       Balance      Mortgage Rate
-----------------------------------   -----------------  -----------  -------------  -------------    -------------
Alabama...........................    $      11,976,757        437         1.38%     $    27,407          7.822%
Alaska............................            2,886,315         68         0.33           42,446          8.208
Arizona...........................           54,045,034      1,557         6.23           34,711          7.984
Arkansas..........................               70,337          3         0.01           23,446          7.008
California........................          134,300,347      3,106        15.49           43,239          8.162
Colorado..........................           34,561,452        998         3.99           34,631          7.556
Connecticut.......................            7,266,036        186         0.84           39,065          7.966
Delaware..........................            1,698,329         48         0.20           35,382          7.739
District of Columbia..............            1,372,653         33         0.16           41,596          7.582
Florida...........................           98,232,819      2,931        11.33           33,515          8.049
Georgia...........................           23,112,925        727         2.67           31,792          7.644
Hawaii............................           13,215,381        259         1.52           51,025          7.674
Idaho.............................            9,268,191        342         1.07           27,100          8.427
Illinois..........................           40,608,403      1,169         4.68           34,738          7.918
Indiana...........................           11,365,048        449         1.31           25,312          7.739
Iowa..............................            2,642,249        105         0.30           25,164          8.156
Kansas............................            5,671,981        196         0.65           28,939          7.623
Kentucky..........................            6,398,615        243         0.74           26,332          7.893
Louisiana.........................            6,676,299        258         0.77           25,877          7.675
Maine.............................            3,464,153         97         0.40           35,713          7.306
Maryland..........................           17,344,751        436         2.00           39,782          7.624
Massachusetts.....................           19,496,191        463         2.25           42,108          7.576
Michigan..........................           29,185,885        962         3.37           30,339          7.783
Minnesota.........................           12,703,804        366         1.47           34,710          7.562
Mississippi.......................            3,459,134        124         0.40           27,896          7.460
Missouri..........................           12,496,717        478         1.44           26,144          7.568
Montana...........................            5,120,409        178         0.59           28,766          7.673
Nebraska..........................            1,882,780         64         0.22           29,418          8.067
Nevada............................           50,632,258      1,319         5.84           38,387          8.359
New Hampshire.....................            5,687,814        158         0.66           35,999          7.693
New Jersey........................           27,938,839        666         3.22           41,950          8.050
New Mexico........................            5,362,396        174         0.62           30,818          7.731
New York..........................           24,410,077        637         2.82           38,320          7.688
North Carolina....................           18,665,433        665         2.15           28,068          7.658
North Dakota......................              470,048         20         0.05           23,502          7.577
Ohio..............................           17,924,649        649         2.07           27,619          7.994
Oklahoma..........................            3,895,569        160         0.45           24,347          7.764
Oregon............................           11,132,852        314         1.28           35,455          7.980
Pennsylvania......................           18,372,652        610         2.12           30,119          7.732
Rhode Island......................            3,148,510         82         0.36           38,396          8.105
South Carolina....................            9,736,280        350         1.12           27,818          7.877
South Dakota......................              479,316         19         0.06           25,227          7.638
Tennessee.........................           13,260,820        449         1.53           29,534          7.456
Texas.............................            4,799,269        176         0.55           27,269          8.262
Utah..............................           13,135,698        418         1.52           31,425          7.963
Vermont...........................              616,553         25         0.07           24,662          7.288
Virginia..........................           22,338,239        584         2.58           38,250          7.701
Washington........................           31,992,463        834         3.69           38,360          7.879
West Virginia.....................            1,421,135         49         0.16           29,003          7.580
Wisconsin.........................            9,429,541        345         1.09           27,332          7.723
Wyoming...........................            1,621,775         48         0.19           33,787          7.991
                                       ----------------  -----------  -------------
      Total.......................     $    866,995,183      25,034       100.00%
                                       ================  ===========  =============




                                        Weighted      Weighted        Weighted
                                        Average        Average        Average
                                       Remaining       Credit         Combined
                                          Term       Bureau Risk   Loan-to-Value
                State                   (months)        Score          Ratio
-----------------------------------   ------------  -------------  -------------
Alabama...........................       298.81         713           94.7%
Alaska............................       297.29         692           90.0
Arizona...........................       297.17         708           91.4
Arkansas..........................       299.26         731           94.8
California........................       296.04         701           83.8
Colorado..........................       297.80         712           94.0
Connecticut.......................       300.20         705           86.3
Delaware..........................       298.55         681           88.8
District of Columbia..............       296.75         708           82.5
Florida...........................       298.49         709           88.9
Georgia...........................       298.02         703           94.0
Hawaii............................       299.78         708           82.2
Idaho.............................       296.10         712           90.1
Illinois..........................       297.37         704           92.0
Indiana...........................       298.16         706           94.0
Iowa..............................       300.61         699           94.6
Kansas............................       296.37         703           92.1
Kentucky..........................       297.20         705           92.3
Louisiana.........................       297.85         707           90.5
Maine.............................       302.16         700           88.9
Maryland..........................       302.01         699           86.3
Massachusetts.....................       299.16         704           85.3
Michigan..........................       322.84         710           93.2
Minnesota.........................       296.95         708           91.5
Mississippi.......................       298.98         695           92.6
Missouri..........................       297.82         708           93.6
Montana...........................       298.40         721           90.8
Nebraska..........................       296.55         706           96.0
Nevada............................       297.81         714           89.9
New Hampshire.....................       299.46         706           86.1
New Jersey........................       299.33         696           84.3
New Mexico........................       298.07         704           90.1
New York..........................       297.82         698           81.8
North Carolina....................       299.04         702           93.7
North Dakota......................       295.65         705           95.1
Ohio..............................       295.24         701           93.9
Oklahoma..........................       294.22         704           92.9
Oregon............................       296.06         702           90.3
Pennsylvania......................       297.51         701           89.4
Rhode Island......................       300.55         699           86.3
South Carolina....................       299.04         708           94.4
South Dakota......................       303.88         721           92.6
Tennessee.........................       295.59         707           94.1
Texas.............................       297.83         712           89.5
Utah..............................       296.08         711           93.8
Vermont...........................       296.14         698           88.3
Virginia..........................       299.22         699           87.7
Washington........................       298.02         705           92.2
West Virginia.....................       306.53         712           90.2
Wisconsin.........................       301.66         702           92.4
Wyoming...........................       293.51         711           91.3

      Total.......................


      Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                       Percent of
                                         Aggregate                     Aggregate        Average        Weighted
                                         Principal       Number of     Principal        Current         Average
                                          Balance        Mortgage       Balance        Principal         Gross
       Range of Credit Scores           Outstanding        Loans      Outstanding       Balance      Mortgage Rate
-----------------------------------   ---------------  ------------  --------------  -------------   -------------
841 - 850.........................    $        27,700            1         0.00%     $    27,700          6.250%
821 - 840.........................            898,716           34         0.10           26,433          7.663
801 - 820.........................         10,490,049          373         1.21           28,123          7.441
781 - 800.........................         39,270,424        1,257         4.53           31,241          7.493
761 - 780.........................         64,233,727        2,005         7.41           32,037          7.518
741 - 760.........................         90,129,458        2,638        10.40           34,166          7.634
721 - 740.........................        111,527,807        3,130        12.86           35,632          7.725
701 - 720.........................        139,862,898        3,836        16.13           36,461          7.801
681 - 700.........................        135,300,093        3,850        15.61           35,143          7.992
661 - 680.........................        135,368,370        3,874        15.61           34,943          8.009
641 - 660.........................         73,441,604        2,115         8.47           34,724          8.253
621 - 640.........................         49,379,390        1,452         5.70           34,008          8.185
601 - 620.........................         11,124,736          311         1.28           35,771          9.986
581 - 600.........................          3,679,223           98         0.42           37,543         11.887
561 - 580.........................          1,188,128           31         0.14           38,327         12.149
Less than or equal to 560.........          1,072,860           29         0.12           36,995         11.664
                                      ---------------  ------------  --------------
      Total.......................    $   866,995,183       25,034       100.00%
                                      ===============  ============  ==============




                                        Weighted      Weighted        Weighted
                                        Average        Average        Average
                                       Remaining       Credit         Combined
                                          Term       Bureau Risk   Loan-to-Value
       Range of Credit Scores           (months)        Score          Ratio
-----------------------------------   -------------  ------------  -------------
841 - 850.........................        292.00         842           43.6%
821 - 840.........................        295.33         827           75.5
801 - 820.........................        297.46         807           86.0
781 - 800.........................        299.15         789           88.6
761 - 780.........................        300.23         770           89.0
741 - 760.........................        299.19         750           90.8
721 - 740.........................        299.16         730           91.4
701 - 720.........................        298.82         710           90.9
681 - 700.........................        298.91         690           90.5
661 - 680.........................        298.76         671           89.4
641 - 660.........................        297.00         652           86.8
621 - 640.........................        295.90         631           83.3
601 - 620.........................        296.04         614           80.2
581 - 600.........................        295.86         591           75.8
561 - 580.........................        294.92         572           79.6
Less than or equal to 560.........        286.14         528           79.6

      Total.......................





     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 705.


                 Property Type for the Group 1 Mortgage Loans


                                                                       Percent of
                                         Aggregate                     Aggregate        Average        Weighted
                                         Principal       Number of     Principal        Current         Average
                                          Balance        Mortgage       Balance        Principal         Gross
           Property Type                Outstanding        Loans      Outstanding       Balance      Mortgage Rate
-----------------------------------   ----------------  -----------  --------------  -------------   -------------
Single Family Residence...........    $    571,500,006      16,757        65.92%     $    34,105          7.781%
Planned Unit Development (PUD)....         159,011,278       4,351        18.34           36,546          7.943
Low-Rise Condominium..............          96,754,522       2,998        11.16           32,273          8.237
2-4 Units.........................          30,599,050         669         3.53           45,738          9.053
High-Rise Condominium.............           9,130,326         259         1.05           35,252          8.375
                                      ----------------  -----------  --------------
      Total.......................    $    866,995,183      25,034       100.00%
                                      ================  ===========  ==============




                                       Weighted      Weighted        Weighted
                                       Average        Average        Average
                                      Remaining       Credit         Combined
                                         Term       Bureau Risk   Loan-to-Value
           Property Type               (months)        Score          Ratio
-----------------------------------   ------------  ------------  -------------
Single Family Residence...........       298.74         701           88.1%
Planned Unit Development (PUD)....       298.23         712           91.9
Low-Rise Condominium..............       299.07         716           92.4
2-4 Units.........................       297.18         707           88.6
High-Rise Condominium.............       297.86         715           90.3

      Total.......................



                 Gross Margins for the Group 1 Mortgage Loans


                                                                       Percent of                        Weighted
                                        Aggregate                      Aggregate                         Average
                                        Principal       Number of      Principal     Average Current      Gross
                                         Balance         Mortgage       Balance         Principal        Mortgage
   Range of Gross Margins (%)          Outstanding        Loans       Outstanding        Balance           Rate
---------------------------------- -----------------  -------------  --------------  ---------------   ------------
Less than or equal to 0.000....... $      50,771,903       1,465          5.86%     $    34,657            5.750%
0.001 - 0.250.....................        24,151,600         647          2.79           37,329            5.923
0.251 - 0.500.....................        60,278,181       1,659          6.95           36,334            6.246
0.501 - 0.750.....................        21,629,019         531          2.49           40,733            6.637
0.751 - 1.000.....................        38,637,677       1,051          4.46           36,763            6.857
1.001 - 1.250.....................        41,891,920       1,141          4.83           36,715            6.811
1.251 - 1.500.....................        34,719,062         915          4.00           37,944            7.106
1.501 - 1.750.....................        36,021,160         891          4.15           40,428            7.600
1.751 - 2.000.....................        65,904,687       2,134          7.60           30,883            7.549
2.001 - 2.250.....................        46,260,773       1,416          5.34           32,670            7.702
2.251 - 2.500.....................       118,256,636       3,467         13.64           34,109            7.864
2.501 - 2.750.....................        32,918,581         907          3.80           36,294            8.601
2.751 - 3.000.....................        45,929,837       1,389          5.30           33,067            8.454
3.001 - 3.250.....................        11,883,658         369          1.37           32,205            8.639
3.251 - 3.500.....................       118,886,932       3,262         13.71           36,446            8.905
3.501 - 3.750.....................        16,767,175         574          1.93           29,211            9.181
3.751 - 4.000.....................        14,170,795         436          1.63           32,502            9.771
4.001 - 4.250.....................        14,758,362         509          1.70           28,995            9.941
4.251 - 4.500.....................        22,939,839         644          2.65           35,621           10.383
4.501 - 4.750.....................        17,671,703         608          2.04           29,065            9.310
4.751 - 5.000.....................         2,916,843          91          0.34           32,053           10.423
5.001 - 5.250.....................         5,849,782         187          0.67           31,282           11.263
5.251 - 5.500.....................         3,527,667         120          0.41           29,397            9.234
5.501 - 5.750.....................         3,189,068         117          0.37           27,257           11.851
5.751 - 6.000.....................         1,030,864          39          0.12           26,432           11.063
6.001 - 6.250.....................        11,345,438         347          1.31           32,696           12.251
6.251 - 6.500.....................         3,445,618          87          0.40           39,605           12.375
6.501 - 6.750.....................           280,476          12          0.03           23,373           12.358
6.751 - 7.000.....................           322,647           8          0.04           40,331           13.228
7.001 - 7.250.....................           412,729           7          0.05           58,961           13.497
7.501 - 7.750.....................           164,650           3          0.02           54,883           13.913
8.501 - 8.750.....................            59,900           1          0.01           59,900           14.875
                                   -----------------  -------------  --------------
      Total....................... $     866,995,183      25,034        100.00%
                                   =================  =============  ==============




                                     Weighted      Weighted      Weighted
                                     Average       Average        Average
                                    Remaining       Credit       Combined
                                       Term      Bureau Risk   Loan-to-Value
   Range of Gross Margins (%)        (months)       Score          Ratio
---------------------------------- ------------  ------------  -------------
Less than or equal to 0.000.......    297.58         738          71.2%
0.001 - 0.250.....................    301.44         700          66.9
0.251 - 0.500.....................    298.92         714          78.3
0.501 - 0.750.....................    308.62         719          80.5
0.751 - 1.000.....................    307.15         721          89.5
1.001 - 1.250.....................    300.54         678          79.3
1.251 - 1.500.....................    305.43         716          93.4
1.501 - 1.750.....................    302.99         701          86.5
1.751 - 2.000.....................    296.30         722          91.6
2.001 - 2.250.....................    296.64         699          90.2
2.251 - 2.500.....................    297.07         731          96.4
2.501 - 2.750.....................    299.57         701          92.2
2.751 - 3.000.....................    296.99         682          91.8
3.001 - 3.250.....................    296.83         695          94.0
3.251 - 3.500.....................    297.12         697          97.9
3.501 - 3.750.....................    294.46         705          93.5
3.751 - 4.000.....................    296.75         690          93.5
4.001 - 4.250.....................    294.11         696          93.9
4.251 - 4.500.....................    296.41         683          96.2
4.501 - 4.750.....................    297.46         671          94.7
4.751 - 5.000.....................    296.28         677          94.5
5.001 - 5.250.....................    288.76         679          94.7
5.251 - 5.500.....................    292.64         663          96.5
5.501 - 5.750.....................    297.60         664          91.2
5.751 - 6.000.....................    289.79         664          93.8
6.001 - 6.250.....................    295.13         615          80.3
6.251 - 6.500.....................    295.52         600          74.6
6.501 - 6.750.....................    295.44         649          84.3
6.751 - 7.000.....................    297.04         650          89.2
7.001 - 7.250.....................    294.57         649          96.1
7.501 - 7.750.....................    290.84         623          79.2
8.501 - 8.750.....................    294.00         543          80.3

      Total.......................



     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 2.310%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

         Credit Limit Utilization Rates for the Group 1 Mortgage Loans


                                                                       Percent of
                                         Aggregate                     Aggregate        Average       Weighted
                                         Principal       Number of     Principal        Current        Average
          Range of Credit                 Balance        Mortgage       Balance        Principal        Gross
    Limit Utilization Rates (%)         Outstanding        Loans      Outstanding       Balance     Mortgage Rate
----------------------------------   -----------------  ------------  ------------   -------------  -------------
0.01 - 10.00......................   $       1,020,414         329         0.12%     $     3,102         7.061%
10.01 - 20.00.....................           3,230,906         429         0.37            7,531         6.876
20.01 - 30.00.....................           5,200,436         446         0.60           11,660         6.799
30.01 - 40.00.....................           8,202,536         521         0.95           15,744         6.823
40.01 - 50.00.....................          11,299,723         586         1.30           19,283         6.820
50.01 - 60.00.....................          15,659,639         635         1.81           24,661         6.976
60.01 - 70.00.....................          20,315,154         753         2.34           26,979         7.046
70.01 - 80.00.....................          28,565,143         877         3.29           32,571         7.055
80.01 - 90.00.....................          36,095,690       1,021         4.16           35,353         7.150
90.01 - 100.00....................         736,086,503      19,405        84.90           37,933         8.069
Greater than 100.00...............           1,319,038          32         0.15           41,220         8.463
                                     -----------------  ------------  ------------
      Total.......................   $     866,995,183      25,034       100.00%
                                     =================  ============  ============




                                       Weighted      Weighted       Weighted
                                       Average        Average        Average
                                      Remaining       Credit        Combined
          Range of Credit                Term       Bureau Risk   Loan-to-Value
    Limit Utilization Rates (%)        (months)        Score          Ratio
----------------------------------   ------------  -------------  -------------
0.01 - 10.00......................       292.96         730           75.3%
10.01 - 20.00.....................       292.98         727           72.8
20.01 - 30.00.....................       296.32         720           74.5
30.01 - 40.00.....................       296.05         717           74.4
40.01 - 50.00.....................       297.70         717           75.5
50.01 - 60.00.....................       297.81         708           76.7
60.01 - 70.00.....................       298.54         707           79.2
70.01 - 80.00.....................       298.59         703           80.3
80.01 - 90.00.....................       296.29         702           81.6
90.01 - 100.00....................       298.87         705           91.2
Greater than 100.00...............       285.09         704           91.4

      Total.......................




     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 89.26%.


               Maximum Loan Rates for the Group 1 Mortgage Loans


                                                                       Percent of
                                         Aggregate                     Aggregate        Average       Weighted
                                         Principal       Number of     Principal        Current        Average
                                          Balance        Mortgage       Balance        Principal        Gross
      Maximum Loan Rates (%)            Outstanding        Loans      Outstanding       Balance     Mortgage Rate
----------------------------------   -----------------  ------------  -------------  -------------  -------------
6.000.............................   $          35,800           2         0.00%     $    17,900         7.739%
6.250.............................              34,537           1         0.00           34,537         6.250
9.000.............................              25,835           1         0.00           25,835         8.125
11.949............................              29,382           1         0.00           29,382         9.750
12.000............................             133,285           2         0.02           66,642         7.410
12.125............................              42,400           2         0.00           21,200        12.125
12.250............................              15,071           1         0.00           15,071         9.125
12.375............................              20,906           1         0.00           20,906        12.625
12.500............................             158,583           7         0.02           22,655         7.908
12.625............................              25,365           1         0.00           25,365        12.625
13.500............................              92,759           3         0.01           30,920         9.671
16.000............................          41,447,823       1,246         4.78           33,265         7.668
17.000............................         102,743,999       3,099        11.85           33,154         8.061
18.000............................         708,497,373      20,272        81.72           34,950         7.818
21.000............................          13,692,066         395         1.58           34,663        12.403
                                     -----------------  -----------  --------------
      Total.......................   $     866,995,183      25,034       100.00%
                                     =================  ===========  ==============




                                       Weighted      Weighted       Weighted
                                       Average        Average        Average
                                      Remaining       Credit        Combined
                                         Term       Bureau Risk   Loan-to-Value
      Maximum Loan Rates (%)           (months)        Score          Ratio
----------------------------------   ------------  -------------  -------------
6.000.............................       298.54         709           94.6%
6.250.............................       300.00         754           95.0
9.000.............................       256.00         772           95.0
11.949............................       290.00         664          100.0
12.000............................       321.07         709           87.9
12.125............................       299.00         577           67.1
12.250............................       230.00         686           90.1
12.375............................       298.00         586           73.9
12.500............................       232.14         675           81.0
12.625............................       299.00         594           79.5
13.500............................       240.37         695           93.1
16.000............................       299.41         700           87.4
17.000............................       298.47         709           88.9
18.000............................       298.68         707           89.7
21.000............................       295.31         607           77.8

      Total.......................



     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.829%.

                 Credit Limits for the Group 1 Mortgage Loans


                                                                       Percent of
                                         Aggregate                     Aggregate        Average       Weighted
                                         Principal       Number of     Principal        Current        Average
                                          Balance        Mortgage       Balance        Principal        Gross
    Range of Credit Limits ($)          Outstanding        Loans      Outstanding       Balance     Mortgage Rate
----------------------------------   -----------------  ------------  ------------   -------------  -------------
        0.01 -    10,000.00.......   $       2,974,943         385         0.34%     $     7,727         8.626%
   10,000.01 -    20,000.00.......          60,169,924       4,207         6.94           14,302         8.243
   20,000.01 -    30,000.00.......         155,172,777       6,533        17.90           23,752         8.035
   30,000.01 -    40,000.00.......         155,514,538       4,810        17.94           32,332         8.045
   40,000.01 -    50,000.00.......         132,827,289       3,315        15.32           40,069         7.838
   50,000.01 -    60,000.00.......         106,802,430       2,102        12.32           50,810         7.923
   60,000.01 -    70,000.00.......          84,866,881       1,414         9.79           60,019         8.016
   70,000.01 -    80,000.00.......          44,275,024         711         5.11           62,271         7.701
   80,000.01 -    90,000.00.......          28,516,245         391         3.29           72,932         7.779
   90,000.01 -   100,000.00.......          48,142,673         677         5.55           71,112         7.301
  100,000.01 -   125,000.00.......          23,137,575         256         2.67           90,381         7.695
  125,000.01 -   150,000.00.......          18,323,800         180         2.11          101,799         7.453
  150,000.01 -   175,000.00.......           3,782,307          31         0.44          122,010         6.792
  175,000.01 -   200,000.00.......           1,948,202          18         0.22          108,233         7.138
  200,000.01 -   225,000.00.......             202,000           1         0.02          202,000        11.875
  225,000.01 -   250,000.00.......             338,576           3         0.04          112,859         7.105
                                     -----------------  ------------  ------------
      Total.......................   $     866,995,183      25,034       100.00%
                                     =================  ============  ============




                                       Weighted      Weighted       Weighted
                                       Average        Average        Average
                                      Remaining       Credit        Combined
                                         Term       Bureau Risk   Loan-to-Value
    Range of Credit Limits ($)         (months)        Score          Ratio
----------------------------------   ------------  -------------  -------------
        0.01 -    10,000.00.......       293.19         704           87.7%
   10,000.01 -    20,000.00.......       295.04         703           88.0
   20,000.01 -    30,000.00.......       297.71         704           90.9
   30,000.01 -    40,000.00.......       298.86         707           91.8
   40,000.01 -    50,000.00.......       299.42         706           89.9
   50,000.01 -    60,000.00.......       299.34         708           92.0
   60,000.01 -    70,000.00.......       298.67         708           92.8
   70,000.01 -    80,000.00.......       301.18         702           86.1
   80,000.01 -    90,000.00.......       300.04         696           86.0
   90,000.01 -   100,000.00.......       298.60         696           77.4
  100,000.01 -   125,000.00.......       299.73         707           83.6
  125,000.01 -   150,000.00.......       297.07         707           78.9
  150,000.01 -   175,000.00.......       296.05         724           81.8
  175,000.01 -   200,000.00.......       302.02         713           74.2
  200,000.01 -   225,000.00.......       298.00         670           83.5
  225,000.01 -   250,000.00.......       297.41         720           71.0

      Total.......................




     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $39,517.


                 Lien Priority for the Group 1 Mortgage Loans


                                                                          Percent of
                                           Aggregate                      Aggregate        Average       Weighted
                                           Principal        Number of     Principal        Current        Average
                                            Balance         Mortgage       Balance        Principal        Gross
            Lien Priority                 Outstanding         Loans      Outstanding       Balance     Mortgage Rate
------------------------------------   -----------------  ------------  --------------  -------------  -------------
Second Liens......................      $   866,995,183       25,034       100.00%     $    34,633         7.913%
                                        ----------------  ------------  --------------
      Total.......................      $   866,995,183       25,034       100.00%
                                        ================  ============  ==============




                                         Weighted      Weighted       Weighted
                                         Average        Average        Average
                                        Remaining       Credit        Combined
                                           Term       Bureau Risk   Loan-to-Value
            Lien Priority                (months)        Score          Ratio
------------------------------------   ------------  -------------  -------------
Second Liens......................        298.62         705           89.3%

      Total.......................




               Delinquency Status for the Group 1 Mortgage Loans


                                                                         Percent of                      Weighted
                                            Aggregate                     Aggregate       Average        Average
                                            Principal       Number of     Principal       Current         Gross
                                             Balance        Mortgage       Balance       Principal       Mortgage
          Delinquency Status               Outstanding        Loans      Outstanding      Balance          Rate
------------------------------------   -----------------  ------------  --------------  ------------  -------------
Current...........................      $   866,995,183        25,034       100.00%    $    34,633          7.913%
                                        -----------------  -----------  -------------
      Total.......................      $   866,995,183        25,034       100.00%
                                        =================  ===========  =============




                                         Weighted      Weighted       Weighted
                                         Average       Average        Average
                                        Remaining       Credit        Combined
                                           Term      Bureau Risk   Loan-to-Value
          Delinquency Status             (months)       Score          Ratio
------------------------------------   ------------  ------------  -------------
Current...........................         298.62         705          89.3%

      Total.......................



                Origination Year for the Group 1 Mortgage Loans


                                                                         Percent of                      Weighted
                                            Aggregate                     Aggregate       Average        Average
                                            Principal       Number of     Principal       Current         Gross
                                             Balance        Mortgage       Balance       Principal       Mortgage
           Origination Year                Outstanding        Loans      Outstanding      Balance          Rate
-------------------------------------   -----------------  -----------  -------------  -------------  ------------
1995..............................      $          11,958           1         0.00%    $    11,958          8.250%
1997..............................                265,118           7         0.03          37,874          7.123
1998..............................                691,149          34         0.08          20,328          7.839
1999..............................              7,018,092         310         0.81          22,639          8.124
2000..............................              6,400,348         290         0.74          22,070          9.387
2001..............................                313,958          21         0.04          14,950          6.913
2002..............................              1,107,283          43         0.13          25,751          7.370
2003..............................              4,393,506         261         0.51          16,833          7.427
2004..............................             18,735,180         704         2.16          26,612          8.871
2005..............................            828,058,591      23,363        95.51          35,443          7.882
                                        -----------------  -----------  -------------
      Total.......................      $     866,995,183      25,034       100.00%
                                        =================  ===========  =============




                                           Weighted      Weighted       Weighted
                                           Average       Average        Average
                                          Remaining       Credit        Combined
                                             Term      Bureau Risk   Loan-to-Value
           Origination Year                (months)       Score          Ratio
-------------------------------------   -------------  ------------  -------------
1995..............................           183.00         783          77.6%
1997..............................           204.73         697          79.1
1998..............................           211.40         685          77.0
1999..............................           228.64         696          82.8
2000..............................           236.11         689          89.5
2001..............................           253.71         736          87.2
2002..............................           260.88         718          90.1
2003..............................           276.06         728          83.5
2004..............................           289.43         694          84.8
2005..............................           300.19         706          89.5

      Total.......................



                                 Loan Group 2

               Principal Balances for the Group 2 Mortgage Loans


                                                                          Percent of                      Weighted
                                                                          Aggregate        Average        Average
                                            Aggregate       Number of     Principal        Current         Gross
          Range of Principal            Principal Balance   Mortgage       Balance        Principal       Mortgage
             Balances ($)                  Outstanding        Loans      Outstanding       Balance          Rate
-------------------------------------   -----------------  -----------  -------------   -------------   ------------
      0.01 -    10,000.00.........      $       2,143,169          369        0.19%     $     5,808          7.119%
 10,000.01 -    20,000.00.........              9,260,808          575        0.84           16,106          7.552
 20,000.01 -    30,000.00.........             18,131,848          710        1.64           25,538          7.478
 30,000.01 -    40,000.00.........             27,828,005          768        2.52           36,234          7.880
 40,000.01 -    50,000.00.........             54,370,151        1,195        4.93           45,498          8.196
 50,000.01 -    60,000.00.........             59,314,854        1,066        5.38           55,642          8.094
 60,000.01 -    70,000.00.........             60,939,086          935        5.52           65,175          8.079
 70,000.01 -    80,000.00.........             87,767,958        1,163        7.95           75,467          8.210
 80,000.01 -    90,000.00.........             67,868,841          797        6.15           85,155          8.212
 90,000.01 -   100,000.00.........             78,828,099          817        7.14           96,485          8.111
100,000.01 -   125,000.00.........            122,325,503        1,085       11.09          112,742          8.310
125,000.01 -   150,000.00.........            121,700,352          876       11.03          138,927          8.306
150,000.01 -   175,000.00.........             48,727,886          300        4.42          162,426          8.235
175,000.01 -   200,000.00.........             71,101,707          370        6.44          192,167          8.033
200,000.01 -   225,000.00.........             25,450,464          119        2.31          213,869          7.962
225,000.01 -   250,000.00.........             26,781,895          111        2.43          241,278          7.534
250,000.01 -   275,000.00.........             15,808,018           60        1.43          263,467          8.135
275,000.01 -   300,000.00.........             20,723,082           71        1.88          291,874          7.773
300,000.01 -   325,000.00.........              9,948,495           32        0.90          310,890          8.181
325,000.01 -   350,000.00.........             13,654,666           40        1.24          341,367          8.256
350,000.01 -   375,000.00.........              9,440,739           26        0.86          363,105          7.669
375,000.01 -   400,000.00.........             11,718,524           30        1.06          390,617          7.446
400,000.01 -   425,000.00.........              6,177,981           15        0.56          411,865          7.443
425,000.01 -   450,000.00.........              9,267,810           21        0.84          441,324          7.372
450,000.01 -   475,000.00.........              6,066,313           13        0.55          466,639          7.482
475,000.01 -   500,000.00.........             16,287,215           33        1.48          493,552          7.561
500,000.01 -   525,000.00.........              3,594,378            7        0.33          513,483          6.997
525,000.01 -   550,000.00.........              9,705,115           18        0.88          539,173          8.596
550,000.01 -   575,000.00.........              3,394,723            6        0.31          565,787          6.099
575,000.01 -   600,000.00.........              8,335,358           14        0.76          595,383          8.005
600,000.01 -   625,000.00.........              3,675,541            6        0.33          612,590          8.321
625,000.01 -   650,000.00.........              4,522,516            7        0.41          646,074          6.472
650,000.01 -   675,000.00.........              3,978,000            6        0.36          663,000          7.681
675,000.01 -   700,000.00.........              3,457,726            5        0.31          691,545          6.613
700,000.01 -   725,000.00.........              4,296,055            6        0.39          716,009          7.253
725,000.01 -   750,000.00.........              2,981,490            4        0.27          745,372          7.746
750,000.01 -   775,000.00.........                752,550            1        0.07          752,550          9.375
775,000.01 -   800,000.00.........              1,585,000            2        0.14          792,500          5.762
800,000.01 -   825,000.00.........              1,628,258            2        0.15          814,129          7.375
825,000.01 -   850,000.00.........              1,658,000            2        0.15          829,000          9.372
850,000.01 -   875,000.00.........              1,730,000            2        0.16          865,000          8.659
875,000.01 -   900,000.00.........              2,678,832            3        0.24          892,944          5.910
900,000.01 -   925,000.00.........              1,820,000            2        0.16          910,000          9.185
950,000.01 -   975,000.00.........              1,930,000            2        0.17          965,000          7.688
975,000.01 - 1,000,000.00.........             15,988,005           16        1.45          999,250          6.723
Greater than 1,000,000.00.........             24,103,254           16        2.18        1,506,453          6.688
                                        -----------------  -----------  ----------===
      Total.......................      $   1,103,448,270       11,724      100.00%
                                        =================  ===========  =============




                                                        Weighted       Weighted
                                          Weighted       Average       Average
                                           Average       Credit        Combined
          Range of Principal              Remaining      Bureau     Loan-to-Value
             Balances ($)               Term (months)  Risk Score       Ratio
-------------------------------------   -------------  ----------   -------------
      0.01 -    10,000.00.........          297.84         726          81.0%
 10,000.01 -    20,000.00.........          297.15         709          84.9
 20,000.01 -    30,000.00.........          299.62         711          85.9
 30,000.01 -    40,000.00.........          299.14         711          87.4
 40,000.01 -    50,000.00.........          297.74         708          87.6
 50,000.01 -    60,000.00.........          297.96         708          88.5
 60,000.01 -    70,000.00.........          298.08         706          89.1
 70,000.01 -    80,000.00.........          298.01         710          92.1
 80,000.01 -    90,000.00.........          298.24         712          93.6
 90,000.01 -   100,000.00.........          298.31         707          89.8
100,000.01 -   125,000.00.........          297.95         713          92.9
125,000.01 -   150,000.00.........          297.32         706          89.1
150,000.01 -   175,000.00.........          299.20         710          90.9
175,000.01 -   200,000.00.........          297.56         711          84.8
200,000.01 -   225,000.00.........          298.54         703          88.2
225,000.01 -   250,000.00.........          298.91         715          84.3
250,000.01 -   275,000.00.........          298.51         704          86.2
275,000.01 -   300,000.00.........          298.12         716          83.8
300,000.01 -   325,000.00.........          297.60         709          85.5
325,000.01 -   350,000.00.........          298.03         712          86.1
350,000.01 -   375,000.00.........          297.69         701          83.1
375,000.01 -   400,000.00.........          297.21         704          80.3
400,000.01 -   425,000.00.........          297.60         716          83.7
425,000.01 -   450,000.00.........          298.15         716          81.5
450,000.01 -   475,000.00.........          297.55         704          86.0
475,000.01 -   500,000.00.........          297.64         718          75.4
500,000.01 -   525,000.00.........          296.88         706          81.6
525,000.01 -   550,000.00.........          298.11         704          83.6
550,000.01 -   575,000.00.........          297.50         704          83.5
575,000.01 -   600,000.00.........          297.35         704          84.9
600,000.01 -   625,000.00.........          297.32         709          92.4
625,000.01 -   650,000.00.........          298.42         711          79.4
650,000.01 -   675,000.00.........          298.67         697          85.9
675,000.01 -   700,000.00.........          297.82         670          81.4
700,000.01 -   725,000.00.........          296.83         718          84.4
725,000.01 -   750,000.00.........          296.99         737          70.8
750,000.01 -   775,000.00.........          295.00         740          90.0
775,000.01 -   800,000.00.........          299.00         721          74.4
800,000.01 -   825,000.00.........          298.00         758          83.8
825,000.01 -   850,000.00.........          298.50         699          82.4
850,000.01 -   875,000.00.........          291.40         737          81.5
875,000.01 -   900,000.00.........          299.01         740          83.1
900,000.01 -   925,000.00.........          297.99         678          85.0
950,000.01 -   975,000.00.........          298.49         713          94.5
975,000.01 - 1,000,000.00.........          298.31         718          70.2
Greater than 1,000,000.00.........          297.70         727          73.0

      Total.......................



     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $94,119.

                 Loan Programs for the Group 2 Mortgage Loans


                                                                           Percent of
                                             Aggregate                     Aggregate        Average       Weighted
                                             Principal       Number of     Principal        Current        Average
                                              Balance        Mortgage       Balance        Principal        Gross
     Description of Loan Programs           Outstanding        Loans      Outstanding       Balance     Mortgage Rate
--------------------------------------   -----------------  -----------  --------------  -------------  -------------
10 Year Draw, 20 Year Repay.........     $      16,662,694         244         1.51%     $    68,290         7.059%
5 Year Draw, 10 Year Repay..........             1,337,775          16         0.12           83,611         8.938
10 Year Draw, 15 Year Repay(1)......         1,085,125,498      11,461        98.34           94,680         8.028
15 Year Draw, 0 Year Repay..........               322,303           3         0.03          107,434         8.746
                                         -----------------  -----------  --------------  -----------  --------------
      Total.......................       $   1,103,448,270      11,724       100.00%
                                         =================  ===========  ==============




                                           Weighted      Weighted       Weighted
                                           Average       Average        Average
                                          Remaining       Credit        Combined
                                             Term      Bureau Risk   Loan-to-Value
     Description of Loan Programs          (months)       Score          Ratio
--------------------------------------   ------------  ------------  -------------
10 Year Draw, 20 Year Repay.........         359.13        724           91.8%
5 Year Draw, 10 Year Repay..........         177.28        699           96.8
10 Year Draw, 15 Year Repay(1)......         297.26        710           87.8
15 Year Draw, 0 Year Repay..........         176.69        722           98.5
                                         ------------
      Total.......................



--------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                  Loan Rates for the Group 2 Mortgage Loans


                                                                            Percent of
                                             Aggregate                      Aggregate       Average       Weighted
                                             Principal       Number of      Principal       Current        Average
                                              Balance        Mortgage        Balance       Principal        Gross
       Range of Loans Rates (%)             Outstanding        Loans       Outstanding      Balance     Mortgage Rate
--------------------------------------   -----------------  -----------   -------------  -------------  -------------
 3.501 -  4.000...................       $      44,346,047         607         4.02%     $    73,058         3.990%
 4.001 -  4.500...................                 791,467          14         0.07           56,533         4.413
 4.501 -  5.000...................              28,918,189         364         2.62           79,446         4.890
 5.001 -  5.500...................               8,823,979          91         0.80           96,967         5.255
 5.501 -  6.000...................              32,805,714         290         2.97          113,123         5.926
 6.001 -  6.500...................             124,118,538       1,153        11.25          107,648         6.296
 6.501 -  7.000...................              98,871,963         930         8.96          106,314         6.788
 7.001 -  7.500...................             118,516,950       1,034        10.74          114,620         7.308
 7.501 -  8.000...................             100,186,231       1,073         9.08           93,370         7.829
 8.001 -  8.500...................             112,859,299       1,305        10.23           86,482         8.299
 8.501 -  9.000...................             131,733,217       1,589        11.94           82,903         8.821
 9.001 -  9.500...................              80,520,571         849         7.30           94,842         9.278
 9.501 - 10.000...................              82,605,120         963         7.49           85,779         9.779
10.001 - 10.500...................              45,418,638         509         4.12           89,231        10.325
10.501 - 11.000...................              40,843,849         446         3.70           91,578        10.783
11.001 - 11.500...................              23,973,990         225         2.17          106,551        11.357
11.501 - 12.000...................              12,944,645         123         1.17          105,241        11.868
12.001 - 12.500...................              11,247,081         119         1.02           94,513        12.335
12.501 - 13.000...................               2,249,418          27         0.20           83,312        12.673
Greater than 13.001...............               1,673,364          13         0.15          128,720        13.517
                                         -----------------  -----------   -------------
      Total.......................       $   1,103,448,270      11,724       100.00%
                                         =================  ===========   =============




                                           Weighted      Weighted       Weighted
                                           Average       Average        Average
                                          Remaining       Credit        Combined
                                             Term      Bureau Risk   Loan-to-Value
       Range of Loans Rates (%)            (months)       Score          Ratio
--------------------------------------   ------------  ------------  -------------
 3.501 -  4.000...................           299.40        707           80.8%
 4.001 -  4.500...................           295.05        692           93.2
 4.501 -  5.000...................           297.63        710           91.1
 5.001 -  5.500...................           298.61        728           90.5
 5.501 -  6.000...................           299.11        724           83.7
 6.001 -  6.500...................           298.99        726           81.6
 6.501 -  7.000...................           300.32        720           78.6
 7.001 -  7.500...................           298.76        714           84.2
 7.501 -  8.000...................           298.63        713           89.1
 8.001 -  8.500...................           296.64        712           90.1
 8.501 -  9.000...................           296.90        711           92.1
 9.001 -  9.500...................           297.42        706           91.4
 9.501 - 10.000...................           297.09        698           93.9
10.001 - 10.500...................           296.84        696           93.4
10.501 - 11.000...................           296.88        697           95.2
11.001 - 11.500...................           296.78        684           93.8
11.501 - 12.000...................           297.12        668           93.6
12.001 - 12.500...................           296.89        642           87.6
12.501 - 13.000...................           296.41        606           84.5
Greater than 13.001...............           297.45        654           95.7

      Total.......................



     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 8.015%.

     Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans


                                                                           Percent of
                                             Aggregate                     Aggregate        Average       Weighted
                                             Principal       Number of     Principal        Current        Average
Range of Months Remaining to Scheduled        Balance        Mortgage       Balance        Principal        Gross
               Maturity                     Outstanding        Loans      Outstanding       Balance     Mortgage Rate
--------------------------------------   -----------------  -----------  -------------   -------------  -------------
169 - 180.........................       $       1,660,078          19         0.15%     $    87,373         8.901%
205 - 216.........................                  20,929           2         0.00           10,465         8.524
217 - 228.........................                 360,700           7         0.03           51,529         6.796
229 - 240.........................               1,326,340          33         0.12           40,192         7.750
241 - 252.........................                  24,395           1         0.00           24,395         6.250
253 - 264.........................                 260,072           4         0.02           65,018         6.951
265 - 276.........................               1,628,789          35         0.15           46,537         6.840
277 - 288.........................               5,451,617         118         0.49           46,200         7.382
289 - 300.........................           1,076,052,655      11,261        97.52           95,556         8.035
349 - 360.........................              16,662,694         244         1.51           68,290         7.059
                                         -----------------  -----------  -------------
      Total.......................       $   1,103,448,270      11,724       100.00%
                                         =================  ===========  =============




                                           Weighted      Weighted       Weighted
                                           Average       Average        Average
                                          Remaining       Credit        Combined
Range of Months Remaining to Scheduled       Term      Bureau Risk   Loan-to-Value
               Maturity                    (months)       Score          Ratio
--------------------------------------   ------------  -----------   -------------
169 - 180.........................           177.16        704           97.1%
205 - 216.........................           205.56        719           89.1
217 - 228.........................           225.00        753           75.7
229 - 240.........................           233.17        721           85.4
241 - 252.........................           250.00        762           90.0
253 - 264.........................           261.72        753           91.2
265 - 276.........................           272.35        714           79.4
277 - 288.........................           284.62        728           82.4
289 - 300.........................           297.48        710           87.9
349 - 360.........................           359.13        724           91.8

      Total.......................



     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 298.

     The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


         Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans


                                                                           Percent of
                                             Aggregate                     Aggregate        Average       Weighted
                                             Principal       Number of     Principal        Current        Average
 Range of Combined Loan-to-Value Ratio        Balance        Mortgage       Balance        Principal        Gross
                  (%)                       Outstanding        Loans      Outstanding       Balance     Mortgage Rate
--------------------------------------   -----------------  -----------  -------------   -------------  -------------
10.01 -   20.00...................       $         614,361           3         0.06%     $   204,787         7.801%
20.01 -   30.00...................               1,049,702           8         0.10          131,213         7.459
30.01 -   40.00...................               2,900,769          24         0.26          120,865         6.667
40.01 -   50.00...................               7,560,846          69         0.69          109,577         6.473
50.01 -   60.00...................              24,078,084         200         2.18          120,390         6.375
60.01 -   70.00...................              68,647,642         632         6.22          108,620         6.668
70.01 -   80.00...................             175,303,226       1,433        15.89          122,333         7.113
80.01 -   90.00...................             412,738,861       5,026        37.40           82,121         8.277
90.01 -  100.00...................             410,554,780       4,329        37.21           94,838         8.498
                                         -----------------  -----------  -------------
      Total.......................       $   1,103,448,270      11,724       100.00%
                                         =================  ===========  =============




                                           Weighted      Weighted       Weighted
                                           Average       Average        Average
                                          Remaining       Credit        Combined
 Range of Combined Loan-to-Value Ratio       Term      Bureau Risk   Loan-to-Value
                  (%)                      (months)       Score          Ratio
--------------------------------------   ------------  ------------  -------------
10.01 -   20.00...................           299.09        652           17.8%
20.01 -   30.00...................           298.20        686           27.6
30.01 -   40.00...................           298.24        726           33.8
40.01 -   50.00...................           297.25        713           46.5
50.01 -   60.00...................           297.96        724           55.6
60.01 -   70.00...................           297.50        712           67.0
70.01 -   80.00...................           297.25        707           77.7
80.01 -   90.00...................           298.07        704           88.6
90.01 -  100.00...................           298.39        716           98.3

      Total.......................




      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 87.89%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 2 Mortgage Loans


                                                                         Percent of                     Weighted
                                            Aggregate                     Aggregate       Average        Average
                                            Principal       Number of     Principal       Current         Gross
                                             Balance        Mortgage       Balance       Principal      Mortgage
                 State                     Outstanding        Loans      Outstanding      Balance         Rate
--------------------------------------   -----------------  -----------  ------------  -------------  ------------
Alabama...........................       $       3,229,976         60         0.29%    $    53,833          7.480%
Alaska............................               1,200,383          4         0.11         300,096          4.558
Arizona...........................              34,095,033        403         3.09          84,603          7.932
California........................             630,700,894      6,022        57.16         104,733          8.107
Colorado..........................              23,603,235        280         2.14          84,297          7.612
Connecticut.......................               8,423,258         83         0.76         101,485          8.173
Delaware..........................                 568,914         11         0.05          51,719          6.753
District of Columbia..............               2,019,407         24         0.18          84,142          6.896
Florida...........................              90,559,749        972         8.21          93,168          8.140
Georgia...........................               9,571,885        130         0.87          73,630          7.985
Hawaii............................              15,048,934        128         1.36         117,570          7.975
Idaho.............................               3,055,204         48         0.28          63,650          8.435
Illinois..........................              18,804,798        248         1.70          75,826          7.631
Indiana...........................               2,253,801         44         0.20          51,223          7.199
Iowa..............................                 312,369          8         0.03          39,046          8.090
Kansas............................               1,515,578         24         0.14          63,149          8.359
Kentucky..........................               1,144,264         22         0.10          52,012          7.478
Louisiana.........................               1,320,419         26         0.12          50,785          8.533
Maine.............................                 555,151         14         0.05          39,654          7.464
Maryland..........................              17,235,130        208         1.56          82,861          7.776
Massachusetts.....................              16,639,946        175         1.51          95,085          7.798
Michigan..........................               8,890,509        144         0.81          61,740          7.592
Minnesota.........................               4,845,624         79         0.44          61,337          7.672
Mississippi.......................                 539,237         14         0.05          38,517          6.639
Missouri..........................               3,096,097         46         0.28          67,306          7.192
Montana...........................               2,285,456         23         0.21          99,368          7.554
Nebraska..........................                  75,376          4         0.01          18,844          6.912
Nevada............................              46,553,353        597         4.22          77,979          8.309
New Hampshire.....................               2,286,731         31         0.21          73,766          6.629
New Jersey........................              25,872,080        288         2.34          89,834          7.923
New Mexico........................               1,520,958         27         0.14          56,332          7.573
New York..........................              31,655,879        320         2.87          98,925          8.009
North Carolina....................               7,631,491         97         0.69          78,675          7.008
North Dakota......................                  30,721          2         0.00          15,361          7.695
Ohio..............................               4,279,581         74         0.39          57,832          7.743
Oklahoma..........................                 871,700         19         0.08          45,879          7.440
Oregon............................               6,290,202         75         0.57          83,869          7.770
Pennsylvania......................               6,008,832         86         0.54          69,870          7.218
Rhode Island......................               2,060,363         21         0.19          98,113          7.061
South Carolina....................               5,322,051         72         0.48          73,917          8.457
South Dakota......................                  36,800          1         0.00          36,800          3.990
Tennessee.........................               3,321,268         61         0.30          54,447          7.117
Texas.............................               4,832,779         30         0.44         161,093          8.146
Utah..............................               5,050,645         66         0.46          76,525          8.206
Vermont...........................                 124,950          4         0.01          31,238          8.124
Virginia..........................              25,812,247        330         2.34          78,219          7.782
Washington........................              17,892,469        230         1.62          77,793          7.770
West Virginia.....................                 356,673          6         0.03          59,446          7.859
Wisconsin.........................               3,769,094         38         0.34          99,187          7.121
Wyoming...........................                 276,773          5         0.03          55,355          7.097
                                         -----------------  -----------  -----------
      Total.......................       $   1,103,448,270     11,724       100.00%
                                         =================  ===========  ===========




                                            Weighted                       Weighted
                                            Average        Weighted        Average
                                           Remaining       Average         Combined
                                              Term      Credit Bureau   Loan-to-Value
                 State                      (months)      Risk Score        Ratio
--------------------------------------   -------------  -------------   -------------
Alabama...........................            297.34        705             89.0%
Alaska............................            298.93        708             61.0
Arizona...........................            297.79        715             90.2
California........................            297.18        709             87.6
Colorado..........................            297.26        710             89.7
Connecticut.......................            298.11        692             87.3
Delaware..........................            310.44        710             88.6
District of Columbia..............            301.67        716             89.1
Florida...........................            298.24        715             87.3
Georgia...........................            298.63        707             93.5
Hawaii............................            298.19        735             81.0
Idaho.............................            298.55        706             85.1
Illinois..........................            298.37        715             89.6
Indiana...........................            305.44        723             86.5
Iowa..............................            302.64        711             97.8
Kansas............................            295.81        726             90.0
Kentucky..........................            301.24        722             94.6
Louisiana.........................            299.11        700             93.5
Maine.............................            297.17        697             79.6
Maryland..........................            301.04        707             88.5
Massachusetts.....................            298.65        701             84.6
Michigan..........................            322.11        716             90.6
Minnesota.........................            297.14        714             91.6
Mississippi.......................            298.57        708             95.6
Missouri..........................            297.37        705             89.7
Montana...........................            298.30        712             84.7
Nebraska..........................            298.09        676             98.8
Nevada............................            298.48        713             91.2
New Hampshire.....................            301.51        698             87.0
New Jersey........................            299.91        714             86.5
New Mexico........................            304.46        719             89.7
New York..........................            299.34        701             85.9
North Carolina....................            301.46        712             86.7
North Dakota......................            355.13        737             99.4
Ohio..............................            297.44        701             91.4
Oklahoma..........................            299.10        698             93.8
Oregon............................            296.37        714             88.5
Pennsylvania......................            302.04        693             88.2
Rhode Island......................            304.95        712             78.4
South Carolina....................            298.76        710             91.9
South Dakota......................            299.00        672             80.0
Tennessee.........................            298.09        716             92.0
Texas.............................            295.68        724             82.1
Utah..............................            296.43        718             90.4
Vermont...........................            312.21        705             85.1
Virginia..........................            298.73        708             88.7
Washington........................            298.92        708             91.4
West Virginia.....................            305.70        728             96.3
Wisconsin.........................            299.53        718             88.3
Wyoming...........................            290.61        749             84.6

      Total.......................


      Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans


                                                                            Percent of                      Weighted
                                          Aggregate                         Aggregate        Average        Average
                                          Principal                         Principal        Current         Gross
                                           Balance          Number of        Balance        Principal       Mortgage
       Range of Credit Scores            Outstanding      Mortgage Loans   Outstanding       Balance          Rate
------------------------------------   -----------------  --------------  --------------  -------------  ------------
841 - 850.........................     $         100,000           1          0.01%     $   100,000          6.250%
821 - 840.........................               317,465           5          0.03           63,493          7.364
801 - 820.........................            11,655,060         154          1.06           75,682          7.402
781 - 800.........................            43,891,606         547          3.98           80,241          7.372
761 - 780.........................            94,499,465       1,045          8.56           90,430          7.430
741 - 760.........................           125,986,503       1,304         11.42           96,615          7.545
721 - 740.........................           166,197,525       1,594         15.06          104,264          7.774
701 - 720.........................           193,149,621       2,042         17.50           94,588          7.994
681 - 700.........................           178,077,757       1,834         16.14           97,098          8.201
661 - 680.........................           149,535,136       1,667         13.55           89,703          8.391
641 - 660.........................            85,211,137         889          7.72           95,851          8.665
621 - 640.........................            42,357,682         493          3.84           85,918          8.674
601 - 620.........................             9,242,567         105          0.84           88,024          8.985
581 - 600.........................             1,930,106          25          0.17           77,204         11.957
561 - 580.........................               547,832           8          0.05           68,479         11.642
Less than or equal to 560.........               748,809          11          0.07           68,074         12.495
                                       -----------------  --------------  --------------
      Total.......................     $   1,103,448,270      11,724        100.00%
                                       =================  ==============  ==============




                                          Weighted      Weighted       Weighted
                                          Average       Average        Average
                                         Remaining       Credit        Combined
                                            Term      Bureau Risk   Loan-to-Value
       Range of Credit Scores             (months)       Score          Ratio
------------------------------------   -------------  ------------  -------------
841 - 850.........................        296.00        842           69.0%
821 - 840.........................        297.89        837           82.7
801 - 820.........................        298.77        807           86.2
781 - 800.........................        299.17        789           87.1
761 - 780.........................        298.09        770           86.9
741 - 760.........................        297.62        751           87.2
721 - 740.........................        298.29        730           89.2
701 - 720.........................        298.12        710           89.4
681 - 700.........................        298.34        690           88.6
661 - 680.........................        297.82        671           88.5
641 - 660.........................        297.25        652           85.1
621 - 640.........................        297.54        631           84.0
601 - 620.........................        296.10        615           80.7
581 - 600.........................        296.51        590           83.0
561 - 580.........................        294.79        571           88.6
Less than or equal to 560.........        294.73        545           81.3

      Total.......................




     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 710.


                 Property Type for the Group 2 Mortgage Loans


                                                                          Percent of
                                            Aggregate                      Aggregate        Average        Weighted
                                            Principal        Number of     Principal        Current         Average
                                             Balance         Mortgage       Balance        Principal         Gross
            Property Type                  Outstanding         Loans      Outstanding       Balance      Mortgage Rate
-------------------------------------   -----------------  -------------  ------------   -------------   -------------
Single Family Residence...........      $     694,003,532       7,349        62.89%    $    94,435           7.929%
Planned Unit Development (PUD)....            261,478,149       2,688        23.70          97,276           7.997
Low-Rise Condominium..............             83,058,337       1,081         7.53          76,835           8.267
2-4 Units.........................             43,530,965         377         3.94         115,467           8.813
High-Rise Condominium.............             20,676,704         204         1.87         101,356           8.458
Manufactured Housing (1)..........                700,583          25         0.06          28,023           7.076
                                        -----------------  -------------  ------------
      Total.......................      $   1,103,448,270      11,724       100.00%
                                        =================  =============  ============




                                         Weighted      Weighted       Weighted
                                         Average       Average        Average
                                        Remaining       Credit        Combined
                                           Term      Bureau Risk   Loan-to-Value
            Property Type                (months)       Score          Ratio
-------------------------------------  ------------  ------------  -------------
Single Family Residence...........        298.20        708           87.2%
Planned Unit Development (PUD)....        297.54        712           88.5
Low-Rise Condominium..............        298.04        717           91.8
2-4 Units.........................        298.07        710           87.8
High-Rise Condominium.............        297.84        717           87.5
Manufactured Housing (1)..........        291.31        692           74.9

      Total.......................



---------------
(1) Treated as real property.

                 Gross Margins for the Group 2 Mortgage Loans


                                                                       Percent of
                                           Aggregate                    Aggregate        Average        Weighted
                                           Principal      Number of     Principal        Current         Average
                                            Balance       Mortgage       Balance        Principal         Gross
Range of Gross Margins (%)                Outstanding       Loans      Outstanding       Balance      Mortgage Rate
------------------------------------   -----------------  ----------  --------------  -------------   -------------
Less than or equal to 0.000.......     $     111,409,828        878       10.10%    $   126,890           5.976%
0.001 - 0.250.....................            27,097,960        298        2.46          90,933           6.115
0.251 - 0.500.....................            83,709,671        805        7.59         103,987           6.330
0.501 - 0.750.....................            34,085,090        329        3.09         103,602           6.638
0.751 - 1.000.....................            81,757,485        764        7.41         107,012           6.988
1.001 - 1.250.....................            52,463,918        476        4.75         110,218           7.070
1.251 - 1.500.....................            54,175,910        567        4.91          95,548           7.454
1.501 - 1.750.....................            57,351,024        633        5.20          90,602           7.581
1.751 - 2.000.....................            75,590,201        918        6.85          82,342           7.882
2.001 - 2.250.....................            55,808,921        666        5.06          83,797           7.980
2.251 - 2.500.....................            80,820,509      1,038        7.32          77,862           8.286
2.501 - 2.750.....................            64,618,503        787        5.86          82,107           8.717
2.751 - 3.000.....................            55,683,336        639        5.05          87,141           8.857
3.001 - 3.250.....................            31,500,267        294        2.85         107,144           9.080
3.251 - 3.500.....................            70,711,982        890        6.41          79,452           9.270
3.501 - 3.750.....................            20,689,170        208        1.87          99,467           9.642
3.751 - 4.000.....................            25,986,659        311        2.36          83,558           9.899
4.001 - 4.250.....................            21,564,764        217        1.95          99,377          10.318
4.251 - 4.500.....................            28,386,920        305        2.57          93,072          10.441
4.501 - 4.750.....................            16,266,226        180        1.47          90,368          10.351
4.751 - 5.000.....................             9,499,653         72        0.86         131,940          11.048
5.001 - 5.250.....................            15,617,072        159        1.42          98,221          11.018
5.251 - 5.500.....................             4,061,552         29        0.37         140,054          11.510
5.501 - 5.750.....................             9,004,190         97        0.82          92,827          11.783
5.751 - 6.000.....................             3,016,416         22        0.27         137,110          11.930
6.001 - 6.250.....................             8,542,410        101        0.77          84,578          12.358
6.251 - 6.500.....................             2,355,268         28        0.21          84,117          12.317
6.751 - 7.000.....................               968,628          7        0.09         138,375          13.222
7.001 - 7.250.....................               203,600          2        0.02         101,800          13.430
7.251 - 7.500.....................               162,386          1        0.01         162,386          13.750
7.501 - 7.750.....................               185,000          1        0.02         185,000          14.000
8.001 - 8.250.....................               133,750          1        0.01         133,750          14.500
9.501 - 9.750.....................                20,000          1        0.00          20,000          15.800
                                       -----------------  ----------  --------------
      Total.......................     $   1,103,448,270     11,724      100.00%
                                       =================  ==========  ==============




                                         Weighted      Weighted       Weighted
                                         Average        Average        Average
                                        Remaining       Credit        Combined
                                           Term       Bureau Risk   Loan-to-Value
Range of Gross Margins (%)               (months)        Score          Ratio
------------------------------------   ------------  -------------  -------------
Less than or equal to 0.000.......        299.14        732            78.5%
0.001 - 0.250.....................        304.37        720            77.9
0.251 - 0.500.....................        299.09        721            77.8
0.501 - 0.750.....................        300.49        719            81.4
0.751 - 1.000.....................        298.81        716            84.9
1.001 - 1.250.....................        298.19        707            83.9
1.251 - 1.500.....................        298.73        721            90.3
1.501 - 1.750.....................        297.53        704            88.8
1.751 - 2.000.....................        296.86        712            90.3
2.001 - 2.250.....................        296.75        716            89.7
2.251 - 2.500.....................        297.20        719            93.6
2.501 - 2.750.....................        297.20        703            90.9
2.751 - 3.000.....................        297.45        706            91.7
3.001 - 3.250.....................        297.27        703            91.5
3.251 - 3.500.....................        297.27        698            94.9
3.501 - 3.750.....................        297.25        698            91.4
3.751 - 4.000.....................        296.73        687            93.1
4.001 - 4.250.....................        297.07        701            94.0
4.251 - 4.500.....................        296.56        694            95.5
4.501 - 4.750.....................        297.95        695            94.8
4.751 - 5.000.....................        297.47        695            92.3
5.001 - 5.250.....................        296.52        675            94.8
5.251 - 5.500.....................        296.59        681            93.3
5.501 - 5.750.....................        297.25        664            93.7
5.751 - 6.000.....................        297.89        664            91.9
6.001 - 6.250.....................        296.57        634            86.3
6.251 - 6.500.....................        296.43        607            85.0
6.751 - 7.000.....................        298.40        650            96.9
7.001 - 7.250.....................        293.32        671            97.2
7.251 - 7.500.....................        295.00        654            95.0
7.501 - 7.750.....................        298.00        633            89.9
8.001 - 8.250.....................        299.00        685            95.0
9.501 - 9.750.....................        298.00        661            89.8

      Total.......................



     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 2.090%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

         Credit Limit Utilization Rates for the Group 2 Mortgage Loans


                                                                          Percent of                      Weighted
                                            Aggregate                      Aggregate       Average        Average
                                            Principal        Number of     Principal       Current         Gross
           Range of Credit                   Balance         Mortgage       Balance       Principal       Mortgage
     Limit Utilization Rates (%)           Outstanding         Loans      Outstanding      Balance          Rate
-------------------------------------   -----------------  -------------  -----------   -------------  ------------
 0.01 - 10.00.....................      $       1,810,269        218         0.16%    $     8,304           6.792%
10.01 - 20.00.....................              5,236,663        247         0.47          21,201           7.321
20.01 - 30.00.....................              8,997,630        244         0.82          36,876           6.835
30.01 - 40.00.....................             12,493,502        246         1.13          50,787           7.141
40.01 - 50.00.....................             18,237,303        286         1.65          63,767           6.988
50.01 - 60.00.....................             17,554,564        245         1.59          71,651           6.897
60.01 - 70.00.....................             20,421,146        254         1.85          80,398           6.785
70.01 - 80.00.....................             30,473,121        306         2.76          99,585           7.103
80.01 - 90.00.....................             32,677,546        313         2.96         104,401           7.041
90.01 - 100.00....................            954,759,339      9,355        86.53         102,059           8.173
Greater than 100.00...............                787,186         10         0.07          78,719           7.383
                                        -----------------  -------------  -----------
      Total.......................      $   1,103,448,270     11,724       100.00%
                                        =================  =============  ===========




                                                          Weighted       Weighted
                                           Weighted       Average        Average
                                            Average        Credit        Combined
           Range of Credit                 Remaining    Bureau Risk   Loan-to-Value
     Limit Utilization Rates (%)         Term (months)     Score          Ratio
-------------------------------------   -------------  -------------  -------------
 0.01 - 10.00.....................          295.38         743           76.4%
10.01 - 20.00.....................          295.39         727           77.6
20.01 - 30.00.....................          297.16         727           76.6
30.01 - 40.00.....................          297.31         719           79.6
40.01 - 50.00.....................          298.82         723           79.3
50.01 - 60.00.....................          297.66         717           78.9
60.01 - 70.00.....................          296.77         715           79.4
70.01 - 80.00.....................          299.36         714           81.2
80.01 - 90.00.....................          299.04         714           80.7
90.01 - 100.00....................          298.01         709           89.2
Greater than 100.00...............          283.44         709           87.1

      Total.......................


     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 89.21%.


               Maximum Loan Rates for the Group 2 Mortgage Loans


                                                                        Percent of                       Weighted
                                           Aggregate                     Aggregate        Average        Average
                                           Principal       Number of     Principal        Current         Gross
                                            Balance        Mortgage       Balance        Principal       Mortgage
        Maximum Loan Rates (%)            Outstanding        Loans      Outstanding       Balance          Rate
-------------------------------------   -----------------  -----------  ------------   -------------   ------------
11.949............................      $         258,732          2         0.02%    $   129,366           7.919%
16.000............................             38,403,495        406         3.48          94,590           7.817
17.000............................             95,164,834        997         8.62          95,451           8.140
18.000............................            963,388,718     10,217        87.31          94,293           7.982
21.000............................              6,232,491        102         0.56          61,103          12.416
                                        -----------------  -----------  ------------
      Total.......................      $   1,103,448,270     11,724       100.00%
                                        =================  ===========  ============




                                                         Weighted       Weighted
                                          Weighted       Average        Average
                                           Average        Credit        Combined
                                          Remaining    Bureau Risk   Loan-to-Value
        Maximum Loan Rates (%)          Term (months)     Score          Ratio
-------------------------------------   -------------  ------------  -------------
11.949............................          298.00         740           96.0%
16.000............................          300.28         703           86.2
17.000............................          298.12         715           87.0
18.000............................          297.93         710           88.1
21.000............................          295.41         602           80.1

      Total.......................




     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.860%.

                 Credit Limits for the Group 2 Mortgage Loans

                                                                         Percent of
                                           Aggregate                     Aggregate        Average        Weighted
                                           Principal       Number of     Principal        Current         Average
                                            Balance        Mortgage       Balance        Principal         Gross
     Range of Credit Limits ($)           Outstanding        Loans      Outstanding       Balance      Mortgage Rate
------------------------------------   -----------------  -----------  --------------  -------------   -------------
      0.01 -  10,000.00...........     $         263,092          36         0.02%     $     7,308          7.969%
 10,000.01 -  20,000.00...........             4,502,006         309         0.41           14,570          7.826
 20,000.01 -  30,000.00...........            12,140,180         522         1.10           23,257          7.522
 30,000.01 -  40,000.00...........            20,797,885         620         1.88           33,545          8.149
 40,000.01 -  50,000.00...........            51,460,108       1,269         4.66           40,552          8.239
 50,000.01 -  60,000.00...........            54,085,037       1,041         4.90           51,955          8.226
 60,000.01 -  70,000.00...........            56,516,787         922         5.12           61,298          8.175
 70,000.01 -  80,000.00...........            84,267,424       1,192         7.64           70,694          8.269
 80,000.01 -  90,000.00...........            66,071,092         830         5.99           79,604          8.287
 90,000.01 - 100,000.00...........            83,076,016       1,031         7.53           80,578          8.088
100,000.01 - 125,000.00...........           118,629,704       1,130        10.75          104,982          8.350
125,000.01 - 150,000.00...........           124,799,637       1,006        11.31          124,055          8.277
150,000.01 - 175,000.00...........            49,624,244         358         4.50          138,615          8.075
175,000.01 - 200,000.00...........            80,722,918         523         7.32          154,346          8.012
200,000.01 - 225,000.00...........            25,317,203         139         2.29          182,138          7.854
225,000.01 - 250,000.00...........            29,995,859         160         2.72          187,474          7.385
250,000.01 - 275,000.00...........            14,888,492          66         1.35          225,583          8.153
275,000.01 - 300,000.00...........            24,381,052         111         2.21          219,649          7.727
300,000.01 - 325,000.00...........            10,979,074          46         0.99          238,676          8.075
325,000.01 - 350,000.00...........            14,901,156          52         1.35          286,561          8.080
350,000.01 - 375,000.00...........             9,047,722          31         0.82          291,862          7.928
375,000.01 - 400,000.00...........            12,758,740          45         1.16          283,528          7.478
400,000.01 - 425,000.00...........             7,368,346          22         0.67          334,925          7.258
425,000.01 - 450,000.00...........             7,166,489          21         0.65          341,261          7.719
450,000.01 - 475,000.00...........             5,182,519          12         0.47          431,877          7.411
475,000.01 - 500,000.00...........            22,210,107          60         2.01          370,168          7.302
500,000.01 - 525,000.00...........             3,012,082          10         0.27          301,208          7.069
525,000.01 - 550,000.00...........             9,007,101          17         0.82          529,829          8.565
550,000.01 - 575,000.00...........             1,141,750           2         0.10          570,875          5.126
575,000.01 - 600,000.00...........             7,938,710          15         0.72          529,247          7.921
600,000.01 - 625,000.00...........             4,724,161          10         0.43          472,416          8.346
625,000.01 - 650,000.00...........             4,774,339           9         0.43          530,482          6.918
650,000.01 - 675,000.00...........             4,406,747           8         0.40          550,843          7.615
675,000.01 - 700,000.00...........             5,344,916           9         0.48          593,880          6.809
700,000.01 - 725,000.00...........             4,128,916           6         0.37          688,153          7.300
725,000.01 - 750,000.00...........             4,349,817           8         0.39          543,727          7.934
750,000.01 - 775,000.00...........             2,069,205           3         0.19          689,735          7.473
775,000.01 - 800,000.00...........             2,319,403           4         0.21          579,851          5.342
800,000.01 - 825,000.00...........             1,943,258           4         0.18          485,815          7.193
825,000.01 - 850,000.00...........               869,045           2         0.08          434,523         11.371
850,000.01 - 875,000.00...........             1,821,954           4         0.17          455,488          9.051
875,000.01 - 900,000.00...........             2,108,832           4         0.19          527,208          6.128
900,000.01 - 925,000.00...........             1,992,000           3         0.18          664,000          9.083
925,000.01 - 950,000.00...........             1,062,500           2         0.10          531,250          6.471
950,000.01 - 975,000.00...........             2,490,473           3         0.23          830,158          7.365
975,000.01 - 1,000,000.00.........            18,872,755          24         1.71          786,365          6.721
Greater than 1,000,000.00.........            27,917,417          23         2.53        1,213,801          6.695
                                       -----------------  -----------  --------------
      Total.......................     $   1,103,448,270      11,724       100.00%
                                       =================  ===========  ==============




                                         Weighted      Weighted      Weighted
                                         Average       Average        Average
                                        Remaining       Credit       Combined
                                           Term      Bureau Risk   Loan-to-Value
     Range of Credit Limits ($)          (months)       Score          Ratio
------------------------------------   ------------  ------------  -------------
      0.01 -  10,000.00...........         296.32        712           83.2%
 10,000.01 -  20,000.00...........         297.67        707           87.9
 20,000.01 -  30,000.00...........         300.18        710           89.2
 30,000.01 -  40,000.00...........         299.58        708           89.2
 40,000.01 -  50,000.00...........         297.85        706           87.8
 50,000.01 -  60,000.00...........         297.93        708           89.7
 60,000.01 -  70,000.00...........         298.44        705           90.0
 70,000.01 -  80,000.00...........         298.03        710           92.7
 80,000.01 -  90,000.00...........         297.90        711           94.5
 90,000.01 - 100,000.00...........         298.15        707           89.1
100,000.01 - 125,000.00...........         298.01        713           93.6
125,000.01 - 150,000.00...........         297.21        705           88.9
150,000.01 - 175,000.00...........         300.09        712           90.7
175,000.01 - 200,000.00...........         297.42        710           84.2
200,000.01 - 225,000.00...........         298.50        704           88.1
225,000.01 - 250,000.00...........         299.41        715           83.4
250,000.01 - 275,000.00...........         297.53        702           86.1
275,000.01 - 300,000.00...........         298.00        713           80.8
300,000.01 - 325,000.00...........         297.55        712           84.9
325,000.01 - 350,000.00...........         297.61        712           85.7
350,000.01 - 375,000.00...........         297.65        694           85.4
375,000.01 - 400,000.00...........         296.92        718           80.9
400,000.01 - 425,000.00...........         297.76        716           84.8
425,000.01 - 450,000.00...........         298.37        706           83.3
450,000.01 - 475,000.00...........         297.51        709           86.6
475,000.01 - 500,000.00...........         297.60        716           75.2
500,000.01 - 525,000.00...........         297.35        708           85.5
525,000.01 - 550,000.00...........         298.33        696           84.9
550,000.01 - 575,000.00...........         298.50        687           87.3
575,000.01 - 600,000.00...........         297.26        706           84.8
600,000.01 - 625,000.00...........         297.45        714           91.7
625,000.01 - 650,000.00...........         298.45        699           76.8
650,000.01 - 675,000.00...........         298.50        697           83.2
675,000.01 - 700,000.00...........         297.76        695           81.8
700,000.01 - 725,000.00...........         297.56        719           82.8
725,000.01 - 750,000.00...........         296.24        736           75.3
750,000.01 - 775,000.00...........         294.25        738           90.0
775,000.01 - 800,000.00...........         298.92        727           79.4
800,000.01 - 825,000.00...........         298.15        751           84.2
825,000.01 - 850,000.00...........         298.00        666           84.8
850,000.01 - 875,000.00...........         298.94        722           82.9
875,000.01 - 900,000.00...........         298.90        747           87.7
900,000.01 - 925,000.00...........         297.82        683           84.1
925,000.01 - 950,000.00...........         285.65        765           73.8
950,000.01 - 975,000.00...........         298.38        707           93.5
975,000.01 - 1,000,000.00.........         298.22        720           70.3
Greater than 1,000,000.00.........         297.75        728           73.4

      Total.......................



     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $109,553.

                 Lien Priority for the Group 2 Mortgage Loans


                                                                         Percent of                       Weighted
                                           Aggregate                      Aggregate        Average        Average
                                           Principal        Number of     Principal        Current         Gross
                                            Balance         Mortgage       Balance        Principal       Mortgage
            Lien Priority                 Outstanding         Loans      Outstanding       Balance          Rate
-------------------------------------   -----------------  -----------  -------------   -------------   ------------
Second Liens......................      $  1,103,448,270      11,724       100.00%    $    94,119           8.015%
                                        -----------------  -----------  -------------
      Total.......................      $  1,103,448,270      11,724       100.00%
                                        =================  ===========  =============




                                                         Weighted       Weighted
                                          Weighted       Average        Average
                                           Average        Credit        Combined
                                          Remaining    Bureau Risk   Loan-to-Value
            Lien Priority               Term (months)     Score          Ratio
-------------------------------------   -------------  ------------  -------------
Second Liens......................         298.02         710           87.9%

      Total.......................



               Delinquency Status for the Group 2 Mortgage Loans


                                                                         Percent of                       Weighted
                                           Aggregate                      Aggregate        Average        Average
                                           Principal        Number of     Principal        Current         Gross
                                            Balance         Mortgage       Balance        Principal       Mortgage
          Delinquency Status              Outstanding         Loans      Outstanding       Balance          Rate
-------------------------------------   -----------------  -----------  -------------   -------------   ------------
Current...........................      $  1,103,448,270      11,724       100.00%    $    94,119           8.015%
                                        -----------------  -----------  -------------
      Total.......................      $  1,103,448,270      11,724       100.00%
                                        =================  ===========  =============




                                                         Weighted       Weighted
                                          Weighted       Average        Average
                                           Average        Credit        Combined
                                          Remaining    Bureau Risk   Loan-to-Value
          Delinquency Status            Term (months)     Score          Ratio
-------------------------------------   -------------  ------------  -------------
Current...........................         298.02         710           87.9%

      Total.......................




                Origination Year for the Group 2 Mortgage Loans


                                                                          Percent of                    Weighted
                                           Aggregate                      Aggregate       Average        Average
                                           Principal       Number of      Principal       Current         Gross
                                            Balance         Mortgage       Balance       Principal      Mortgage
          Origination Year                Outstanding        Loans       Outstanding      Balance         Rate
------------------------------------   -----------------  ------------  -------------  -------------  ------------
1997..............................     $          19,873          1          0.00%     $    19,873          8.625%
1998..............................                 1,057          1          0.00            1,057          6.625
1999..............................             1,153,541         23          0.10           50,154          7.315
2000..............................               533,500         17          0.05           31,382          8.046
2001..............................                89,350          2          0.01           44,675          6.341
2002..............................               400,287          8          0.04           50,036          6.777
2003..............................             1,926,871         52          0.17           37,055          7.145
2004..............................            19,345,840        262          1.75           73,839          8.213
2005..............................         1,079,977,952     11,358         97.87           95,085          8.014
                                       -----------------  ------------  -------------
      Total.......................     $   1,103,448,270     11,724        100.00%
                                       =================  ============  =============




                                                        Weighted      Weighted
                                         Weighted       Average        Average
                                          Average        Credit       Combined
                                         Remaining    Bureau Risk   Loan-to-Value
          Origination Year             Term (months)     Score          Ratio
------------------------------------   -------------  ------------  -------------
1997..............................         205.00         717           90.0%
1998..............................         216.00         758           72.0
1999..............................         229.65         737           82.8
2000..............................         235.25         708           84.3
2001..............................         254.36         776           96.0
2002..............................         265.08         740           86.8
2003..............................         274.66         718           80.7
2004..............................         289.88         718           84.3
2005..............................         298.33         710           88.0

      Total.......................


     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a)  Not applicable.

            (b)  Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWHEQ, INC.


                                    By: /s/ Leon Daniels, Jr.
                                        -----------------------------------
                                        Name:  Leon Daniels, Jr.
                                        Title: Vice President



Dated: September 19, 2005